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                                                                  EXHIBIT 23(B)


                              ARTHUR ANDERSEN LLP



              CONSENT OF INDEPENDENT CERTIFIED PUBLIC ACCOUNTANTS



As independent certified public accountants, we hereby consent to the incorporation by reference in this registration statement on Form S-8 pertaining to the PSS/Taylor Medical Profit Sharing 401(k) Plan (the "Plan") of our report dated May 14, 1996, included in Physician Sales & Service, Inc.'s Annual Report on Form 10-K for the fiscal year ended March 29, 1996.



ARTHUR ANDERSEN LLP





Jacksonville, Florida
October 28, 1996